AMENDMENT
                              DATED AUGUST 27, 2007
                           TO THE AMENDED AND RESTATED
                                SERVICE AGREEMENT
                                     BETWEEN
                               RYDEX SERIES FUNDS
                         AND RYDEX FUND SERVICES, INC.,
                            DATED NOVEMBER 15, 2004,
                                   AS AMENDED

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                                    AMENDMENT
                              DATED AUGUST 27, 2007
                                     TO THE
                              AMENDED AND RESTATED
                                SERVICE AGREEMENT
                      DATED NOVEMBER 15, 2004, AS AMENDED,
                                     BETWEEN
                               RYDEX SERIES FUNDS
                                       AND
                            RYDEX FUND SERVICES, INC.

The following Amendment is made to Section 4 of the Amended and Restated Service Agreement between Rydex Series Funds (the "Trust") and Rydex Fund Services, Inc. (the "Servicer"), dated November 15, 2004, as amended to date (the "Agreement"), and is hereby incorporated into and made a part of the Agreement:

Section 4 of the Agreement is amended, effective August 27, 2007, to read as follows:

As consideration for the services provided hereunder, the Trust will pay the Servicer a fee on the last day of each month in which this Agreement is in effect, at the following annual rates based on the average daily net assets (the "Assets") of each of the Trust's series for such month:

                     GOVERNMENT LONG BOND 1.2X STRATEGY FUND

                           0.20% of Assets

                     U.S. GOVERNMENT MONEY MARKET FUND

                           0.20% of Assets

                     NOVA FUND

                           0.25% of Assets

                     INVERSE S&P 500 STRATEGY FUND

                           0.25% of Assets

                     OTC FUND

                           0.25% of Assets

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                     INVERSE OTC STRATEGY FUND

                           0.25% of Assets

                     INVERSE GOVERNMENT LONG BOND STRATEGY FUND

                           0.25% of Assets

                     NOVA MASTER FUND

                           0.0% of Assets

                      INVERSE S&P 500 STRATEGY MASTER FUND

                           0.0% of Assets

                     INVERSE OTC STRATEGY MASTER FUND

                           0.0% of Assets

                     INVERSE GOVERNMENT LONG BOND STRATEGY MASTER FUND

                           0.0% of Assets

                     EUROPE 1.25X STRATEGY FUND

                           0.25% of Assets

                     JAPAN 1.25X STRATEGY FUND

                           0.25% of Assets

                     RUSSELL 2000(R) 1.5X STRATEGY FUND

                           0.25% of Assets

                     MID-CAP 1.5X STRATEGY FUND

                           0.25% of Assets

                     LARGE-CAP VALUE FUND

                           0.25% of Assets

                     LARGE-CAP GROWTH FUND

                           0.25% of Assets
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                     MID-CAP VALUE FUND

                           0.25% of Assets

                     MID-CAP GROWTH FUND

                           0.25% of Assets

                     INVERSE MID-CAP STRATEGY FUND

                           0.25% of Assets

                     SMALL-CAP VALUE FUND

                           0.25% of Assets

                     SMALL-CAP GROWTH FUND

                           0.25% of Assets

                     INVERSE RUSSELL 2000(R) STRATEGY FUND

                           0.25% of Assets

                     STRENGTHENING DOLLAR 2X STRATEGY FUND

                           0.25% of Assets

                     WEAKENING DOLLAR 2X STRATEGY FUND

                           0.25% of Assets

                     BANKING FUND

                           0.25% of Assets

                     BASIC MATERIALS FUND

                           0.25% of Assets

                     BIOTECHNOLOGY FUND

                           0.25% of Assets

                     CONSUMER PRODUCTS FUND

                           0.25% of Assets

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                     ELECTRONICS FUND

                           0.25% of Assets

                     ENERGY FUND

                           0.25% of Assets

                     ENERGY SERVICES FUND

                           0.25% of Assets

                     FINANCIAL SERVICES FUND

                           0.25% of Assets

                     HEALTH CARE FUND

                           0.25% of Assets

                     INTERNET FUND

                           0.25% of Assets

                     LEISURE FUND

                           0.25% of Assets

                     PRECIOUS METALS FUND

                           0.25% of Assets

                     REAL ESTATE FUND

                           0.25% of Assets

                     RETAILING FUND

                           0.25% of Assets

                     TECHNOLOGY FUND

                           0.25% of Assets

                     TELECOMMUNICATIONS FUND

                           0.25% of Assets

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                     TRANSPORTATION FUND

                           0.25% of Assets

                     UTILITIES FUND

                           0.25% of Assets

                     COMMODITIES STRATEGY FUND

                           0.25% of Assets

                     SECTOR ROTATION FUND

                           0.25% of Assets

                     MULTI-CAP CORE EQUITY FUND

                           0.25% of Assets

                     ABSOLUTE RETURN STRATEGIES FUND

                           0.25% of Assets

                     MARKET NEUTRAL FUND

                           0.25% of Assets

                     HEDGED EQUITY FUND

                           0.25% of Assets

                     S&P 500 FUND
                           0.25% of Assets

                     RUSSELL 2000(R) FUND
                           0.25% of Assets

                     ESSENTIAL PORTFOLIO MODERATE FUND
                           0.25% of Assets

                     ESSENTIAL PORTFOLIO CONSERVATIVE FUND
                           0.25% of Assets

                     ESSENTIAL PORTFOLIO AGGRESSIVE FUND
                           0.25% of Assets

                     MANAGED FUTURES STRATEGY FUND
                           0.25% of Assets

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                     HIGH YIELD STRATEGY FUND
                           0.25% of Assets

                     INVERSE HIGH YIELD STRATEGY FUND
                           0.25% of Assets

                     INTERNATIONAL ROTATION FUND
                           0.25%

                     ADDITIONS ARE NOTED IN BOLD.

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In witness whereof, the parties hereto have caused this Amendment to be executed in their names and on their behalf and through their duly-authorized officers as of the 27th day of August, 2007.

                                         RYDEX SERIES FUNDS


                                         By:  /s/ Carl G. Verboncoeur
                                              ---------------------------
                                         Name:    Carl G. Verboncoeur
                                         Title:   President


                                         RYDEX FUND SERVICES, INC.


                                         By:  /s/ Carl G. Verboncoeur
                                              ---------------------------
                                         Name:    Carl G. Verboncoeur
                                         Title:   President